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                                                                Exhibit 10.02(a)


 ADDENDUM TO CUSTOMER AGREEMENT DATED AS OF [___________] (THE "AGREEMENT"), BY
               AND BETWEEN MAN FINANCIAL INC AND MAN-AHL 130, LLC

(1) THIS ADDENDUM IS INTENDED TO LIMIT THE APPLICATION OF SECTION 12 OF THE AGREEMENT. IN THE EVENT OF A CONFLICT BETWEEN SAID SECTION 12 AND THIS ADDENDUM, THIS ADDENDUM SHALL CONTROL. THE FOLLOWING LANGUAGE SHALL APPLY TO THE
AGREEMENT:

"Notwithstanding anything herein to the contrary, we agree that we may not be indemnified for any liability or loss suffered by us, nor shall we be held harmless for any loss or liability suffered you, unless all of the following conditions are met: (a) we have determined, in good faith, that the course of conduct which caused the loss or liability was in your best interests, (b) we were acting on behalf of or performing services for you, (c) such liability or loss was not the result of negligence or misconduct by us, and (d) such indemnification or agreement to hold harmless is recoverable only out of your assets (meaning the assets of Man-AHL 130, LLC) and not from the individual investors therein.

Further, we shall not be indemnified for any loss arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made.

In the case of subparagraph (3) above, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the California Department of Corporations, the Massachusetts Securities Division, the Pennsylvania Securities Commission, the Tennessee Securities Division, the Texas Securities Board and any other state or applicable regulatory authority with respect to the issue of indemnification for securities law violations."

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NAME OF CUSTOMER:   Man-AHL 130, LLC.


By:
   ----------------------------

Name:
Title:
Date:
Address:


Facsimile No.:
Telephone No.:


ACCEPTED AND AGREED:
Man Financial Inc


By:
   ----------------------------

Name:
Title:
Date:
Address:


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